UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 11, 2012

KSW, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27290	11-3191686
(Commission File Number)	(IRS Employer Identification No.)

37-16 23rd Street Long Island City, New York	11101
(Address of Principal Executive Offices)	(Zip Code)

(718) 361-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed on September 10, 2012, KSW, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kool Acquisition LLC, a Delaware limited liability company (“Parent”), Kool Acquisition Corporation, a Delaware corporation (“Purchaser”) and, solely with respect to Section 9.12 thereof, The Related Companies, L.P., a New York limited partnership (“Parent Guarantor”).

Pursuant to the Merger Agreement, and on the terms and subject to the conditions described therein, on September 12, 2012, Purchaser commenced a cash tender offer (the “Offer”) to purchase all of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (“Common Stock”), at a price of $5.00 per share, net to the holder in cash, without interest (the “Per Share Amount”), subject to any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 12, 2012 (the “Offer to Purchase”), and the related Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase, constitute the “Offer”), which were attached as exhibits to the Tender Offer Statement on Schedule TO, filed by Purchaser with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2012.

The Offer expired at midnight, New York City time, on October 10, 2012. On October 11, 2012, Parent announced the results of the Offer. According to the depositary for the Offer, as of the expiration of the Offer, approximately 3,962,679 of the outstanding shares of Common Stock (excluding 14,938 shares of Common Stock subject to notice of guaranteed of delivery) had been validly tendered and not properly withdrawn in the Offer, representing approximately 62.05% of the outstanding shares of Common Stock on a fully diluted basis, and therefore satisfied the “minimum tender condition” of the Offer (which required the tender of a majority of the Company’s outstanding shares of Common Stock on a fully diluted basis. Purchaser accepted for payment all validly tendered Shares. Based on the Per Share Amount and the number of shares of Common Stock validly tendered and accepted for payment (including shares tendered by notice of guaranteed delivery), at the expiration of the Offer, the value of the shares of Common Stock accepted for payment by Purchaser pursuant to the Offer was approximately $19,888,085 million. On October 11, 2012, the Company and the Parent Guarantor issued a joint press release announcing the completion of the Offer, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 11, 2012, following the exercise of the Top-Up Option (as defined and described in Item 3.02 below), because Parent then owned more than 90% of the outstanding shares of Common Stock, in accordance with the Merger Agreement and as permitted by applicable law, Purchaser merged with and into the Company (the “Merger”). At the effective time of the Merger (the “Effective Time”), (i) the Company was the surviving corporation in the Merger and now is a wholly-owned subsidiary of Parent, and (ii) each outstanding share of Common Stock not validly tendered, accepted for payment and paid for pursuant to the Offer, other than shares owned by the Company as treasury stock, by Parent or Purchaser, or by stockholders of the Company who validly exercise their appraisal rights in accordance with Section 262 of the Delaware General Corporation Law, as amended (the “DGCL”), was converted into the right to receive the Per Share Amount. Following the Effective Time, the Common Stock was delisted from the NASDAQ Global Select Market, and will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company will no longer file periodic reports with the Securities and Exchange Commission (the “SEC”) on account of the Common Stock.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, on October 11, 2012, the Company notified the NASDAQ Stock Market (“NASDAQ”) of the completion of the Merger and requested that NASDAQ file a notification with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Common Stock. On October 11, 2012, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Stock, which will become effective 10 days after the Form 25 was filed with the SEC. Upon effectiveness of the Form 25, the Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of its Common Stock under Section 12(g) of the Exchange Act and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02 Unregistered Sale of Equity Securities.

In order to complete the Merger, on October 11, 2012, pursuant to Section 1.4 of the Merger Agreement, Purchaser exercised its top-up option (the “Top-Up Option”) to purchase additional Shares, and the Company issued 17,852,908 shares of Common Stock (the “Top-Up Shares”) to Purchaser, at a price of $5.00 per share. Purchaser paid for the Top-Up Shares by delivery of cash equal to the aggregate par value of the Top-Up Shares and a promissory note having a principal amount equal to the aggregate purchase price pursuant to the Top-Up Option less the amount paid in cash. The Top-Up Shares, when added to the number of shares directly or indirectly owned by Parent and Purchaser at the time of exercise of the Top-Up Option, represented more than 90% of the shares of Common Stock outstanding immediately after the issuance of the Top-Up Shares, which ensured that Purchaser and the Company could effect the Merger under applicable Delaware law. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 3.03. Modification of Rights of Security Holders.

The information set forth in Item 3.01 above is incorporated by reference herein.

At the effective time of the Merger, holders of Common Stock ceased to have any rights as holders of Common Stock (other than their right to receive the Per Share Amount, net to the selling shareholder in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions of the Merger Agreement) and, accordingly, no longer have any interest in the Company’s future earnings or growth.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction above is incorporated by reference herein.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the SEC on September 12, 2012, including the Information Statement comprising Annex I thereto, as subsequently amended and supplemented, and (ii) the Tender Offer Statement on Schedule TO, originally filed by Parent and Purchaser with the SEC on September 12, 2012, as subsequently amended and supplemented, and such information is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and as contemplated by the Merger Agreement, each member of the Company’s board of directors prior to the Merger voluntarily resigned from the Company’s board of directors effective as of October 11, 2012. Pursuant to the terms of the Merger Agreement, on October 11, 2012, each of Jeff. T. Blau, Bruce A. Beal, Jr. and Richard O’Toole became a member of the Company’s board of directors following the Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the Merger Agreement, following the Effective Time, the Company’s amended and restated certificate of incorporation in effect immediately prior to the Effective Time was amended and restated (the “Amended and Restated Charter”) to be in the form of the certificate of incorporation set forth as Exhibit B to the Merger Agreement. In addition, following the Effective Time, the Company’s amended and restated bylaws in effect immediately prior to the Effective Time were amended and restated (the “Amended and Restated Bylaws”) in their entirety to conform substantially to Purchaser’s Bylaws as in effect immediately prior to the Effective Time.

Copies of the Amended and Restated Charter and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to the Company’s Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of KSW, Inc.

3.2	Second Amended and Restated Bylaws of KSW, Inc.

99.1	Joint Press Release dated October 11, 2012, issued by the Company and Parent Guarantor.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 of the Company: Some of the statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. These statements are related to future events, other future financial performance or business strategies, and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue,” or the negative of such terms, or other comparable terminology. These statements are only predictions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider the factors discussed in filings with the Securities and Exchange Commission, including the annual report on Form 10-K for the year ended December 31, 2011, the Company’s quarterly reports on Form 10-Q, and periodic reports on Form 8-K. Do not rely on any forward-looking statement, as the Company cannot predict or control many of the factors that ultimately may affect its ability to achieve the results estimated. The Company makes no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSW, INC.

By:	/s/ James F. Oliviero

Name:	James F. Oliviero

Title:	General Counsel

Date: October 11, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of KSW, Inc.

3.2	Second Amended and Restated Bylaws of KSW, Inc.

99.1	Joint Press Release dated October 11, 2012, issued by the Company and Parent Guarantor.